Exhibit 31.2
Certification of Principal Financial Officer Pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002
I, Theodora Mistras, certify that:
1. I have reviewed this Form 10-K/A of Viatris Inc.; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.
/s/ Theodora Mistras

Theodora Mistras
Chief Financial Officer
(Principal Financial Officer)
Date: April 30, 2025